UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 April 25, 2007
                    ----------------------------------------
                                 Date of Report
                        (Date of earliest event reported)


                           Roma Financial Corporation
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)

       United States                    0-52000                 51-0533946
-----------------------------      ---------------        ----------------------
 (State or other jurisdiction      (SEC Commission            (IRS Employer
     of incorporation)               File No.)            Identification Number)

2300 Route 33, Robbinsville, New Jersey                            08691
---------------------------------------                   ----------------------
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code: (609) 223-8300
                                                    --------------

                                 Not Applicable
                         -------------------------------
                         (Former name or former address,
                          if changed since last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___  Written communications pursuant to Rule 425 under the Securities Act
___  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 8.01  Other Events.

         The Registrant conducted its first public annual meeting of stockholders on April 25, 2007. At the Meeting, it was announced that Messrs. Simon H. Belli and Rudolph A. Palombi, Sr. were elected as directors for a three-year term and Beard Miller Company LLP was approved as the independent auditor for 2007. Due to a stockholder soliciting votes against the nominated incumbent directors, final numbers on the election of directors were not announced. Set forth below are the final results of the election of directors.

                                        Votes          Vote
         Nominee for Directors           For           Withheld
         ---------------------           ---           --------

         Simon H. Belli               28,526,760       2,979,069
         Rudolph A. Palombi, Sr.      28,456,349       3,049,480

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                      ROMA FINANCIAL CORPORATION


Date: April 27, 2007                  By:  /s/ Margaret T. Norton
                                           -------------------------------------
                                           Margaret T. Norton
                                           Senior Vice President and
                                             Corporate Secretary